                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                December 6, 2002
                                ----------------
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.

             (Exact name of registrant as specified in its charter)

          Colorado                  0-11730                 84-1089377
----------------------------   ---------------------   --------------------
(State or other jurisdiction   (Commission File No.)      I.R.S. Employer
     of incorporation)                                 (Identification No.)

  7001 Seaview Avenue, Suite 210, Seattle, Washington         98117
  ---------------------------------------------------      ----------
        (Address of principal executive offices)           (Zip Code)

                                 (206) 297-6151
                       -----------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     (a) On  December 6, 2002,  Cognigen  Networks,  Inc.  sent a letter to eMax
Direct  LLC,  a Nevada  limited  liability  company,  terminating  for cause the
Training  Services  Framework  Agreement with  eMaxDirect LLC that was effective
April 24,  2002.  The  termination  was  approved by the Board of  Directors  of
Cognigen Networks, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

              None

     (b) Pro Forma Financial Information

              None

     (c) Exhibits

              Exhibit 10.  Letter dated December 6, 2002, from Cognigen Networks,
                           Inc. to eMaxDirect, Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2002       COGNIGEN NETWORKS, INC.

                               By:      /s/ David L. Jackson
                                        --------------------------------------
                                        David L. Jackson
                                        Senior Vice President of Corporate and
                                        Public Affairs and Secretary

                                  EXHIBIT LIST

Exhibit 10.  Letter dated  December 6, 2002,  from  Cognigen  Networks,  Inc. to
             eMaxDirect, Inc.